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                          REGISTRATION RIGHTS AGREEMENT

                           CYBERNET DATA SYSTEMS, INC.

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                          REGISTRATION RIGHTS AGREEMENT


      This Registration Rights Agreement (the "Agreement") is made and entered
into as of the      day of     , 1998, by and between Cybernet Data Systems,
Inc., a Delaware corporation (the "Company"), and                (the
"Holder").

                             W I T N E S S E T H:

      WHEREAS, the Holder has agreed to purchase the                 (as such
terms are defined that certain Securities Purchase Agreement of even date herewith between the Company and the Holder (the "Purchase Agreement")); and

      WHEREAS, as additional consideration for the purchase of the         by
the Holder, the Company desires to grant to the Holder registration rights with respect to the Registrable Securities (as hereinafter defined);

      NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the parties hereto agree as follows:

      1. Definitions. For purposes of this Agreement:

      (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such registration statement or document;

      (b) The term "Registrable Securities" means (i) the Common Stock issuable
or issued upon conversion of the          or upon exercise of the         ; and
(ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's registration rights are not assigned; provided, however, that as to any particular securities that are included in Registrable Securities, such securities shall cease to be Registrable Securities when (i) such shares shall have been sold to the public pursuant to a registered public offering or (ii) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act of 1933, as amended (the "1933 Act").

      (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are exercisable or convertible into, Registrable Securities;


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      2. Company Registration. If (but without any obligation to do so) the
Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holder) its Common Stock under the 1933 Act in connection with the public offering of such securities solely or substantially for cash (other than a registration relating solely to a Company stock plan or a registration on Form S-4 or on any other form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give the Holder written notice of such registration in accordance with subparagraph 12(c) hereof. Upon the written request of the Holder given within thirty (30) days after mailing of such notice by the Company, the Company shall use its best efforts, subject to the provisions of Paragraph 6, to cause to be registered under the Securities Act all of the Registrable Securities that the Holder has requested to be registered; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Paragraph 2 without obligation to the Holder. Notwithstanding anything to the contrary contained in this Agreement, the Company shall have the right to defer the initial filing or effectiveness of the Registration Statement (A) for such reasonable period of time until the Company receives or prepares financial statements for the fiscal period most recently ended prior to such written request, if necessary to avoid the use of stale financial statements, or (B) if the Company would be required to divulge in such Registration Statement the existence of any fact relating to a material business situation, transaction or negotiation not otherwise required to be disclosed or if the Board of Directors of the Company shall determine in good faith that the registration to be effected would not be in the best interest of the Company. The Company may impose stop-transfer instructions with respect to the Registrable Securities for any period of suspension of effectiveness of the Registration Statement.

      3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

       (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holder, keep such registration statement effective until this Agreement is terminated pursuant to Paragraph 11 hereunder.

       (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the 1933 Act with respect to the disposition of all securities covered by such registration statement.

      (c) Furnish to the Holders covered by such registration statement such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the 1933 Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Securities.


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       (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders thereof, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

      (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. The Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

      (f) Notify the Holder covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. Upon such notification, the Holders shall immediately cease making offers of Registered Securities and return all prospectuses to the Company. The Company shall promptly provide the Holders with revised prospectuses and, following receipt of the revised prospectuses, the Holders shall be free to resume making offers of the Registered Securities.

      (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Agreement, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

      (h) Use its best efforts to list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock is then listed.

      4. Provision of Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of the Registrable Securities.


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       5. Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Paragraph 2 for the Holder thereof including (without limitation) all registration, filing and qualification fees, printers' and accounting fees relating or apportionable thereto, but excluding the Holder's counsel fees, underwriting discounts and commissions and to the extent appropriate a pro rata portion of the nonaccountable expense allowance of underwriters relating to Registrable Securities.

      6. Underwriting Requirements. In connection with any offering involving an underwriting of shares being issued by the Company, the Company shall not be required under Paragraph 2 to include any of the Holder's securities in such underwriting unless it accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders). For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder that is a holder of Registrable Securities and that is a partnership or corporation, the partners, retired partners and stockholders of the Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder," and any pro rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder," as defined in this sentence.

      7. Delay of Registration. The Holder shall have no right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

      8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

      (a) To the extent permitted by law, the Company will indemnify and hold harmless the Holder of such Registrable Securities, the officers and directors of each the Holder, any underwriter (as defined in the 1933 Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of the 1933 Act or the Securities Exchange Act of 1934, as amended ("the 1934 Act"), against any losses, claims, damages or liabilities joint or several to which they may become subject under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses,


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claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the 1933 Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the 1933 Act, the 1934 Act or any state securities law; and the Company will reimburse each the Holder, officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subparagraph 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any of the Holder, officer, director, underwriter or controlling person.

      (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the 1933 Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls the Holder, against any losses, claims, damages or liabilities joint or several) to which the Company or any such director, officer or controlling person may become subject, under the 1933 Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Holder expressly for use in connection with such registration; and each the Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subparagraph 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subparagraph 8(b) exceed the gross proceeds from the offering received by the Holder.

      (c) Promptly after receipt by an indemnified party under this Paragraph 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Paragraph 8, deliver to the indemnifying party a written notice of the commencement thereof and the


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indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that any indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such actions, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Paragraph 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Paragraph 8.

      (d) To provide for just and equitable contribution, if (i) an indemnified party makes a claim for indemnification pursuant to subparagraph 8(a) or 8(b) but it is found in a final judicial determination, not subject to further appeal, that such indemnification may not be enforced in such case, even though this Agreement expressly provides for indemnification in such case, or (ii) any indemnified or indemnifying party seeks contribution under the 1933 Act, the 1934 Act, or otherwise, then the Company (including for this purpose any contribution made by or on behalf of any officer, director, employee, agent or counsel of the Company, or any controlling person of the Company), on the one hand, and the Holders (including for this purpose any contribution by or on behalf of an indemnified party), on the other hand, shall contribute to the losses, liabilities, claims, damages, and expenses to which any of them may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company, on the one hand, and the Holders, on the other hand; provided, however, that if applicable law does not permit such allocation, then other relevant equitable considerations such as the relative fault of the Company and the Holders in connection with the facts which resulted in such losses, liabilities, claims, damages and expenses shall also be considered. The relative benefits received by the Company, on the one hand, and the Holders, on the, other hand, shall be deemed to be in the same proportion as the total proceeds from the offering received by each of the Company on the one hand and the Holders, on the other hand.

      The relative fault, in the case of an untrue statement, alleged untrue statement, omission, or alleged omission, shall be determined by, among other things, whether such statement, alleged statement, omission, or alleged omission relates to information supplied by the Company or by the Holders, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission, or alleged omission. The Company and Holders agree that it would be unjust and inequitable if the respective obligations of the Company and the Holders for contribution were determined by pro rata or per capita allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method of allocation that does not reflect the equitable considerations referred to in this subparagraph 8(d). No person guilty of a fraudulent misrepresentation (within the meaning of subparagraph 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this subparagraph 8(d), each person, if any, who controls a Holder within the meaning


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of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act and each officer, director, stockholder, employee, agent and counsel of the Holders shall have the same rights of contribution as the Holder, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act and each officer, director, employee, agent and counsel of the Company, shall have the same rights to contribution as the Company, subject in each case to the provisions of this subparagraph 8(d). Anything in this subparagraph 8(d) to the contrary notwithstanding, no party shall be liable for contribution with respect to the settlement of any claim or action effected without its written consent. This subparagraph 8(d) is intended to supersede any right to contribution under the 1933 Act, the 1934 Act, or otherwise.

      (e) The obligations of the Company and Holders under this Paragraph 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Agreement, and otherwise.

      9. Reports Under the 1934 Act. With a view to making available to the Holders the benefits of Rule 144 under the 1933 Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

      (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public; and

      (b) file with the SEC in a timely manner all reports and other documents required of the Company under the 1933 Act and the 1934 Act.

      10. Market Stand-Off' Agreement. The Holder hereby agrees that it shall not, to the extent requested by the Company and an underwriter of Common Stock (or other securities) of the Company, sell or otherwise transfer or dispose (other than to donees who agree to be similarly bound) of any Registrable Securities during a reasonable and customary period of time, as agreed to by the Company and the underwriters, not to exceed 180 days, following the effective date of a registration statement of the Company filed under the 1933 Act; provided, however, that:

      (a) such agreement shall be applicable only to the first such registration statement of the Company which covers shares (or securities) to be sold on its behalf to the public in an underwritten offering; and

      (b) Marc Strausberg, Susan Strausberg, all executive officers, directors, and shareholders who own or are deemed to own Common Stock in an amount equal to or in excess of that number of shares of Common Stock owned or deemed to be owned by Globix Corporation and all other persons with registration rights (whether or not pursuant to this Agreement) enter into similar agreements.


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      In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder thereof until the end of such reasonable and customary period.

      11. Termination of Registration Rights. The Company's obligations pursuant to this Agreement shall terminate as to the Holder of Registrable Securities on the earlier of (i) when the Holder can remove the restrictive legend on the Holder's shares pursuant to Rule 144(k) under the 1933 Act (or any such successor rule) at anytime after an initial public offering or (ii) on the fifth anniversary of the date hereof.

      12. Miscellaneous.

      (a) Remedies. In the event of a breach by the Company of its obligations under this Agreement, the Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement.

      (b) Agreements and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless such amendment, modification or supplement is in writing and signed by the parties hereto.

      (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, initially to the address set forth below, and thereafter at such other address, notice of which is given in accordance with the provisions of this of this subparagraph 12(c):

            (i)   if to the Company:
                  Cybernet Data Systems, Inc.
                  50 Washington Street
                  Norwalk, CT 06854.

                  Copy to:

                  Mitchell C. Littman, Esq.
                  Littman Krooks Roth & Ball P.C.
                  655 Third Avenue
                  New York, NY 10017

            (ii)  if to the Holder:

                  At the address set forth in the Purchase Agreement

                  Copy to:


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All such notices and communications shall be deemed to have been duly given:
when delivered by hand, if personally delivered; two business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; and when receipt is acknowledged, if telecopied.

      (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of the Registrable Shares subject to the terms hereof.

      (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

      (f) Headings. The headings in this Agreement are for convenience of references only and shall not limit or otherwise affect the meaning hereof.

      (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without reference to its conflicts of law provisions.

      (h) Severability. In the event that any one or more of the provisions contained herein, or the application hereof in any circumstance is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions contained herein shall not be affected or impaired thereby.

      (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of this agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are not restrictions, promises warranties or undertakings, other than those set forth or referred to herein, concerning the registration rights granted by the Company pursuant to this Agreement.


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      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                                    CYBERNET DATA SYSTEMS, INC.





                                    By:
                                       ------------------------------------

                                       Name:  Marc Strausberg
                                       Title: President and CEO



                                    HOLDER:

                                    By:
                                       ------------------------------------
                                       Title:

                                       Print Name:



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